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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 1996
                                                 ----------------
                               WEEKS CORPORATION
                               -----------------
            (Exact name of registrant as specified in its charter)


          Georgia                      011-13254                 58-1525322
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

          4497 Park Drive, Norcross, Georgia                     30093
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       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (770) 923-4076
                                                   --------------

                     This document consists of       pages
                                               -----

                        The Exhibit Index is at page 4.
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Item 5.   Other Events

          Weeks Corporation (the "Registrant") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-1106).

Item 7.   Financial Statements and Exhibits.

          (c)   Exhibits.

                1  -  Pricing Agreement between the Registrant, Weeks Realty,
                      L.P. and the Underwriter named therein dated as of November 7, 1996

                5  -  Opinion of King & Spalding regarding legality of issuance of 2,573,333 Shares of Common Stock

               23  -  Consent of Arthur Andersen LLP

                                      -2-
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                                   SIGNATURE

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WEEKS CORPORATION
                                        (Registrant)

Date:  November 7, 1996                 By: /s/ David P. Stockert
                                            ----------------------
                                            David P. Stockert
                                            Senior Vice President and
                                            Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX

Exhibit Number and Description                                              Page
------------------------------                                              ----

1 - Pricing Agreement between the Registrant, Weeks Realty, L.P., and the Underwriter named therein dated as of November 7, 1996

5 - Opinion of King & Spalding regarding legality of issuance of 2,573,333 Shares of Common Stock

23 -  Consent of Arthur Andersen LLP